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                                                  EXHIBIT 10


NEW                                    NOTICE OF WITHDRAWAL
     ENGLAND
              VARIABLE                 New England Variable Life
                                       Insurance Company
[Owner's Name]                         501 Boylston Street
                                       Boston, Massachusetts 02117
[Owner's Address]
                                       [Date of Mailing]

                                  RE:  [Contract Number
                                        Insured's Name
                                        Plan Name
                                        Single Premium]


This notice is sent to you in accordance with the laws administered by the United States Securities and Exchange Commission ("SEC"). Please read it carefully and retain it with your important records.

You have recently purchased a variable life insurance contract from New England Variable Life Insurance Company ("NEVLICO") under which benefits depend on the investment experience of New England Variable Life Separate Account ("Account"). You have, pursuant to requirements of the SEC and your contract, the right to examine and return your contract for cancellation, and receive a full refund of the premium paid, at any time within 10 days from delivery of the contract or 45 days from the date of Part 1 of the application, whichever is later, but in any event you have until 10 days from the date of mailing of this notice, as determined by its post mark, to return the contract for cancellation.

In determining whether or not to exercise your right, you should consider, among other things, the cost of your contract. To purchase your contract, you have paid the single premium payment stated above. Also you have already been furnished a prospectus which describes the administrative charge deducted from the single premium before the balance of the premium is allocated to the Account, and the deferred charge which is deducted from the cash value of the contract. These charges are:

     For administrative expenses, a charge of $250 is deducted from the single premium.

     The following charges collectively comprise the deferred charge:

     - For sales load, a charge equal to 4% of the net premium. (The net premium is the total premium less the $250 administrative charge.)

     - For the minimum death benefit risk, a charge equal to 1.2% of the net premium for a preferred risk contract and 1.5% of the net premium for a standard risk contract.
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     - For state premium taxes, a charge equal to 2% of the net premium.

     On each of the first 10 policy anniversaries, an amount equal to 10% of the total deferred charge is deducted from the cash value of the contract.

Should you decide to exercise this right of cancellation, complete the enclosed form and return your contract in accordance with the enclosed instructions, post marked on or before the latest date permitted for cancellation as described above.

                                                   Kernan F. King
                                                   Secretary


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                                 Instructions

                             Please Read Carefully

To the Contract Owner:

If, after reading the enclosed notice, you elect to return your contract for cancellation you must:

     1.  Sign and date the bottom of this form.

     2. Mail the form together with your contract (if received by you) to:
               New England Variable Life Insurance Company
               501 Boylston Street
               Boston, Massachusetts 02117

     3. The post mark on the envelope must be on or before the latest date permitted for cancellation as described in the attached letter.

     4. Please check the box below if you have not yet received your contract when mailing this card.

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To:  New England Variable Life Insurance Company

Pursuant to the terms of the notice previously furnished me by New England Variable Life Insurance Company I hereby return the contract numbered below for cancellation and request a full refund of the premium paid by me for the contract.


--------------                             -------------------------------------
     Date                                  Signature of Contract Owner


                                           -------------------------------------
                                           Contract Number

[_] I have not yet received the contract and should it be received I will return it to New England Variable Life Insurance Company.



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